UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026

RF ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42016	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-07
Singapore, 238164

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6904 0766

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	RFAIU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	RFAI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-twentieth (1/20) of one ordinary share	RFAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 19, 2026, RF Acquisition Corp II, a Cayman Islands exempted company with limited liability (“RFAC”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) described in (i) the business combination agreement, dated as of October 2, 2025 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among RFAC, NYB Holdings Limited, a Cayman Islands exempted company with limited liability (“PubCo”), NYB Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”), and Nanyang Biologics Pte. Ltd. (the “Target Company”), and (ii) RFAC’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on July 27, 2026 (the “Definitive Proxy Statement/Prospectus”) and mailed to RFAC shareholders on or about July 28, 2026.

Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Extraordinary General Meeting and the voting results are set forth below. Each Proposal voted on at the Extraordinary General Meeting is described in detail in the Definitive Proxy Statement/Prospectus.

As of the close of business on May 20, 2026, the record date for the Extraordinary General Meeting, there were 8,343,765 RFAC Ordinary Shares issued and outstanding and entitled to vote at the Extraordinary General Meeting.

A total of 7,206,188 shares, representing approximately 86.36% of the shares entitled to vote, was present in person or by proxy at the Extraordinary General Meeting, constituting a quorum. Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Definitive Proxy Statement/Prospectus.

Proposal No. 1 - Business Combination Proposal

To consider and vote upon a proposal (a) to approve and adopt the Business Combination Agreement and (b) to adopt and approve the Transactions and Business Combination contemplated thereby, including, among other things, (i) the merger of RFAC with and into PubCo, with PubCo being the surviving company, and (ii) the amalgamation of Amalgamation Sub and the Target Company, with the Target Company being the surviving entity and becoming a wholly-owned subsidiary of PubCo. The Business Combination Proposal received the following votes:

For	Against	Abstain
6,765,584	440,604	0

Proposal No. 2 - The Merger Proposal

To consider and vote upon a proposal to approve, by special resolution, the merger by and between RFAC and PubCo, whereby RFAC will merge with and into PubCo with PubCo being the surviving company. The Merger Proposal received the following votes:

For	Against	Abstain
6,765,584	440,604	0

Proposal No. 3 - The Advisory Governance Proposals

To consider and vote upon three separate proposals to approve, on a non-binding advisory basis, certain governance provisions in the amended and restated memorandum and articles of association of PubCo upon completion of the Business Combination, specifically the following subproposals:

3A.	To consider and vote upon the governance provision in the PubCo Charter providing that the authorized share capital of PubCo will be US$60,000 divided into 500,000,000 ordinary shares with a par value of US$0.0001 per share and 100,000,000 preference shares with a par value of US$0.0001 per share; the votes were as follows:

For	Against	Abstain
6,765,584	440,604	0

3B.	To consider and vote upon the governance provision in the PubCo Charter removing any blank check company provisions; the votes were as follows:

For	Against	Abstain
6,765,584	440,604	0

3C.	To consider and vote upon the governance provision in the PubCo Charter permitting any director to be removed by an ordinary resolution passed by the shareholders of PubCo or by a resolution passed by not less than three-fifths of the directors at a meeting of the directors duly convened and held in accordance with the PubCo Charter or by a resolution in writing signed by not less than three-fifths of the directors, and may otherwise cease to hold office in any other manner provided for in the PubCo Charter; the votes were as follows:

For	Against	Abstain
6,765,584	440,604	0

Proposal No. 4 - The Nasdaq Proposal

To consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rules 5635(a) and (b), the issuance of PubCo Ordinary Shares in connection with the Business Combination. The Nasdaq Proposal received the following votes:

For	Against	Abstain
6,765,584	440,604	0

Proposal No. 5 - The Incentive Plan Proposal

To consider and vote upon a proposal to approve and adopt the NYB Holdings Limited Equity Incentive Plan and the material terms thereunder. The Incentive Plan Proposal received the following votes:

For	Against	Abstain
6,765,584	440,604	0

Proposal No. 6 - The Adjournment Proposal

To consider and approve, if presented, a proposal to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, approval of one or more Proposals. The Adjournment Proposal received the following votes:

For	Against	Abstain
6,765,584	440,604	0

Item 8.01.	Other Events.

In connection with the Extraordinary General Meeting, holders submitted preliminary requests to redeem 3,956,323 RFAC Ordinary Shares for cash from the Trust Account. These preliminary requests remain subject to withdrawal or reversal with RFAC’s consent prior to the Closing of the Business Combination. The Closing of the Business Combination remains subject to the satisfaction or waiver of applicable Closing conditions and may not occur. Accordingly, the final number of RFAC Ordinary Shares to be redeemed, the aggregate redemption payment, the per-share redemption price, the proceeds remaining in the Trust Account, RFAC’s post-closing cash and the post-closing public float cannot be determined until Closing. RFAC intends to disclose the final redemption results promptly after Closing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Acquisition Corp II

By:	/s/ Tse Meng Ng
	Name:	Tse Meng Ng
	Title:	Chief Executive Officer

Date: August 20, 2026

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